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                                                                     Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (Nos. 2-78324, 33-35590, 33-15965, 33-45011, 33-69224, and 33-83400).



                                                     ARTHUR ANDERSEN LLP


MAY 23, 1997
WASHINGTON. D.C.